Nondiscrimination Refunds	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Contingency [Line Items]
Nondiscrimination Refunds	Nondiscrimination Refunds
Due to limits imposed by Section 415 of the Code and ERISA, tests are performed annually to determine that the Plan has not discriminated in favor of highly compensated employees. In most years, initial tests indicate that there is an excess differential between contributions by highly compensated employees and non-highly compensated employees. To bring the Plan into compliance, a determination is made as to whether contributions need to be returned to highly compensated employees so the Plan can meet the “Actual Contribution Percentage Test for Non-excludable Employees.” This amount represents the nondiscrimination refunds payable at any given year-end. There were no nondiscrimination refunds payable to participants at December 31, 2025 or 2024.